SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                                (Amendment No. 1)

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 28, 2003
                                (March 15, 2002)
                          MERRILL LYNCH DEPOSITOR, INC.
                 (ON BEHALF OF PREFERREDPLUS TRUST SERIES BLC-1)
             (Exact name of registrant as specified in its charter)

            DELAWARE                                  333-64767-07                               13-3891329
 (State or other jurisdiction of                (Commission File Number)                      (I.R.S. Employer
          incorporation)                                                                    Identification No.)



      WORLD FINANCIAL CENTER,                                                                      10080
        NEW YORK, NEW YORK                                                                       (Zip Code)
 (Address of principal executive
            offices)


       Registrant's telephone number, including area code: (212) 449-1000
                      INFORMATION TO BE INCLUDED IN REPORT

EXPLANATORY PARAGRAPH

This current Report on Form 8-K/A amends and supercedes Exhibit 99.1 to the current report on Form 8-K dated March 15, 2002 and Exhibit 99.1 to the current report on Form 8-K dated September 16, 2002 and corrects certain clerical errors present in those exhibits.

ITEM 1.      CHANGES IN CONTROL OF REGISTRANT

             Not Applicable

ITEM 2.      ACQUISITION OF DISPOSITION OF ASSETS

             Not Applicable

ITEM 3.      BANKRUPTCY OR RECEIVERSHIP

             Not Applicable

ITEM 4.      CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

             Not Applicable

ITEM 5.      OTHER EVENTS

             99.1 Distribution to holders of the Preferred Plus Trust Series BLC-1 on March 15, 2002.

             99.2 Distribution to holders of the Preferred Plus Trust Series BLC-1 on September 16, 2002.

ITEM 6.      RESIGNATION OF REGISTRANT'S DIRECTORS

             Not Applicable

ITEM 7.      FINANCIAL STATEMENTS AND EXHIBITS

             (a)           Financial statements of business acquired.

                           Not applicable

             (b)           Pro forma financial information.

                           Not Applicable

             (c)           Exhibits.

                   99.1 Trustee's report in respect of the March 15, 2002 distribution to holders of the Preferred Plus Trust Series BLC-1

                   99.2 Trustee's report in respect of the September 16, 2002 distribution to holders of the Preferred Plus Trust Series BLC-1

ITEM 8.     CHANGE IN FISCAL YEAR

            Not Applicable

ITEM 9.     SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S

            Not Applicable


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date:  03/28/03
                                          MERRILL LYNCH DEPOSITOR, INC.



                                          By:  /s/ Barry N. Finkelstein
                                               Name:    Barry N. Finkelstein
                                               Title:   President

EXHIBIT INDEX

99.1 Trustee's report in respect of the March 15, 2002 distribution to holders of the Preferred Plus Trust Series BLC-1.

99.2 Trustee's report in respect of the September 16, 2002 distribution to holders of the Preferred Plus Trust Series BLC-1.